Supplement to the John Hancock Money Market Fund
                         Prospectus dated August 1, 2003

Under "HOW SALES CHARGES ARE CALCULATED", the paragraph under "Waivers for certain investors" on page 9 has been deleted and replaced with the following:

Class C shares may be offered without front-end sales charges to various individuals and institutions when purchased through a Merrill Lynch account, or Edward Jones, UBS Financial Securities LLC, Quick & Reilly, Inc., Raymond James Financial Services or Raymond James & Associates, Wedbush Morgan Securities, Inc., Stifel Nicolaus & Company Incorporated, Wachovia Securities LLC, Wachovia Securities Financial Network LLC, RBC Dain Rauscher, Legg Mason Wood Walker, Inc., LPL Financial Services, Advest, Inc., Piper Jaffray & Co, Morgan Keegan & Company, Inc., Securities America, Inc., Jefferson Pilot Securities Corporation, Morgan Stanley DW, Inc., First Clearing LLC, and effective April 1, 2004, Smith Barney, a division of Citigroup Markets, Inc. will also offer Class C shares without front-end sales charges. However, a CDSC may apply if the shares are sold within 12 months of purchase.



March 1, 2004